Available-for-sale debt security	12 Months Ended
Dec. 31, 2021
Investments, Debt and Equity Securities [Abstract]
Available-for-sale debt security

Note 11.     Available-for-sale debt security

Convertible Loan with arago

On August 11, 2020, WISeKey entered into a convertible loan agreement with arago (the “arago First Convertible Loan”), a private German company leader in artificial intelligence automation, to acquire 5% of arago’s fully diluted share capital against an investment of CHF 5 million to be paid in five monthly installments of CHF 1 million starting August 12, 2020. The arago First Convertible Loan bore an interest of 5% per annum, did not contain any lender’s fees, and had no maturity date. WISeKey or arago could request conversion of the arago First Convertible Loan into arago shares representing 5% of arago’s fully diluted share capital provided that either the full CHF 5 million was paid by WISeKey or that WISeKey had terminated the agreement. On August 12, 2020, WISeKey made an initial payment of CHF 1 million. On September 10, 2020, WISeKey terminated the arago First Convertible Loan and signed a new convertible loan agreement with arago on September 18, 2020 (the “arago Second Convertible Loan”).

Per arago Second Convertible Loan, WISeKey intended to acquire 5% of arago’s fully diluted share capital against an investment of CHF 5 million made up of the CHF 1 million paid on August 12, 2020, and four monthly installments of CHF 1 million starting September 18, 2020. The arago Second Convertible Loan bore an interest of 5% per annum, did not contain any lender’s fees, and had no maturity date. WISeKey or arago could request conversion of the arago Second Convertible Loan into arago shares representing 5% of arago’s fully diluted share capital once the full CHF 5 million was paid by WISeKey, or, should WISeKey terminate the agreement, the conversion shall take place within the next financing round of arago. On September 21, 2020, WISeKey made a payment of CHF 1 million. On October 09, 2020, WISeKey terminated the arago Second Convertible Loan and signed a new convertible loan agreement with arago on November 18, 2020 (the “arago Third Convertible Loan”).

Per arago Third Convertible Loan, WISeKey intended to acquire 51% of arago’s fully diluted share capital, instead of the 5% previously negotiated under the arago First Convertible Loan and arago Second Convertible Loan, in exchange for (i) an investment of CHF 5 million made up of the CHF 1 million paid on August 12, 2020, the CHF 1 million paid on September 21, 2020, and three monthly installments of CHF 1 million starting November 20, 2020 subject to adjustment in accordance with arago’s working capital needs, and (ii) a guarantee on arago’s existing indebtedness. The arago Third Convertible Loan bore an interest of 5% per annum, did not contain any lender’s fees, and had no maturity date. WISeKey could request conversion of the arago Third Convertible Loan into arago shares representing 51% of arago’s fully diluted share capital at any time provided that the full CHF 5 million was paid by WISeKey and that WISeKey paid the nominal value of the newly issued shares in cash. In case WISeKey had not exercised its conversion right by December 31, 2020, arago could request the conversion at any time.

To determine the appropriate accounting treatment for our convertible debt investment, WISeKey performed a variable interest entity (“VIE”) analysis and concluded that arago does not meet the definition of a VIE. After WISeKey reviewed all of the terms of the investment, WISeKey concluded the appropriate accounting treatment to be that of an available-for-sale debt security.

The investment was carried at fair value with unrealized holding gains and losses excluded from earnings and reported in other comprehensive income. WISeKey estimated the fair value of the investment at each reporting date by utilizing an option pricing model, as well as a present value of expected cash flows from the debt security utilizing the risk-free rate and the estimated credit spread as of the valuation date as the discount rate. The valuation analysis utilized certain key assumptions such as the estimated credit spread, the expected life of the option, and the valuation of arago all of which were significant unobservable inputs and thus represented a Level 3 measurement within the fair value hierarchy. The use of alternative estimates and assumptions could increase or decrease the estimated fair value of the investment, which would result in different impacts to WISeKey’s consolidated balance sheet and comprehensive income. Actual results may differ from estimates. The fair value of the convertible debt investment was recorded in debt securities, at fair value on the consolidated balance sheets.

On January 18, 2021, WIHN exercised its right to convert the loan into 51% of arago’s share capital and 51% of the voting rights associated with arago’s share capital, calculated on a fully diluted basis, taking into consideration the impact of any unexercised share options or other capital instruments convertible into or exchangeable or exercisable for arago shares.

The acquisition date was February 1, 2021 (see Note 14 for details). As at February 1, 2021, WIHN had funded CHF 3.4 million out of the CHF 5 million convertible loan:

-	CHF 1,000,000 on August 12, 2020;

-	CHF 1,000,000 on September 21, 2020;

-	CHF 600,000 on November 20, 2020;

-	CHF 400,000 on December 01, 2020;

-	CHF 400,000 on December 22, 2020 out of which arago returned EUR 300,000 (CHF 324,708 at historical rate) unrequired funds on December 30, 2020; and

-	EUR 300,000 on January 04, 2021.

The fair value of the arago Third Convertible Loan was measured as at February 01, 2021 as USD 11,166,432 for the business combination accounting. The loan fair value was included in the consideration paid for the acquisition and, in line with ASC 320-10-40-2, the total amount of CHF 6,546,964 (USD 7,349,602 at historical rate) recorded in other comprehensive income, representing the unrealized gain up to the date of acquisition, was reversed into non-operating income. The remaining CHF 1,600,000 (USD 1,796,155 at historical rate) cash payment part of the CHF 5 million cash consideration was settled after February 01, 2021 but was already taken into account as at February 01, 2021 in the fair value measurement of the Third Convertible Loan; it was therefore recorded in the income statement in non-operating income as a deduction from the unrealized gain reversed into non-operating income. As a result, a net income of CHF 4,946,964 (USD 5,553,447 at historical rate) was recorded in non-operating income in relation to fair value adjustment on the Third Convertible Loan. See Note 15 for details on the business combination accounting.

The following table sets forth the changes in the balance of the convertible debt investment for the years ended December 31, 2019, 2020 and 2021.

Available-for-sale debt security	USD'000
Balance as at December 31, 2019	—
Available-for sale debt security acquired in the year	3,805
Change in unrealized gains related to available-for-sale debt securities recorded in other comprehensive income	5,385
Balance as at December 31, 2020	9,190
Change in unrealized gains related to available-for-sale debt securities recorded in other comprehensive income	1,965
Foreign currency effect on debt security held in Swiss Fancs	11
Conversion of available-for-sale debt security in the period	(11,166)
Balance as at December 31, 2021	—